UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2020
KBS REAL ESTATE INVESTMENT TRUST II, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-53649	26-0658752
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

Disposition of One Building at Corporate Technology Centre - 350 Holger
As of September 30, 2020, KBS Real Estate Investment Trust II, Inc. (the “Company”) owned four office properties and an office campus consisting of two office buildings (“Corporate Technology Centre”). On December 23, 2020, the Company completed the sale of one office building in Corporate Technology Centre containing 96,502 rentable square feet (“350 Holger”) to a purchaser unaffiliated with the Company or KBS Capital Advisors LLC (the “Advisor”) for $50.5 million, before third-party closing costs of approximately $0.9 million and excluding disposition fees payable to the Advisor.

Third Liquidating Distribution Authorized
Pursuant to the terms of the Company’s plan of complete liquidation and dissolution (the “Plan of Liquidation”), on December 24, 2020, the Company’s board of directors authorized a third liquidating distribution in the amount of $0.40 per share of common stock to the Company’s stockholders of record as of the close of business on December 24, 2020 (the “Third Liquidating Distribution”). The Third Liquidating Distribution will be funded from proceeds from the sale of 350 Holger and proceeds from the sale of another office building in Corporate Technology Centre (“250 Holger”), which closed in September 2020. The Company expects to pay the Third Liquidating Distribution on December 30, 2020.
Since the Third Liquidating Distribution is a liquidating distribution pursuant to the Plan of Liquidation, it will reduce the Company’s stockholders’ remaining investment in the Company and reduce the estimated future liquidating distributions per share to be received by the Company’s stockholders by $0.40 per share. The Third Liquidating Distribution will generally be characterized as a return of capital, to the extent the stockholder has sufficient basis, and will be included in each stockholder’s Form 1099 for the year ended December 31, 2020. Stockholders are advised to consult their tax advisors regarding the tax consequences of the Third Liquidating Distribution in light of his or her particular investment or tax circumstances.

Updated Estimated Value Per Share
In connection with the authorization of the Third Liquidating Distribution, on December 24, 2020, the Company’s board of directors approved an updated estimated value per share of the Company’s common stock of $2.01, effective December 30, 2020 (the “December 2020 Estimated Value Per Share”), to reflect the impact of the payment of the Third Liquidating Distribution. The Company is providing the December 2020 Estimated Value Per Share to assist broker-dealers that participated in the Company’s now-terminated initial public offering in meeting their customer account statement reporting obligations under the Financial Industry Regulatory Authority Rule 2231.
The December 2020 Estimated Value Per Share is equal to the midpoint of the estimated range of liquidating distributions of $3.40 and $3.83 per share of $3.615 reduced by (i) the Company’s authorization of an initial liquidating distribution of $0.75 per share of common stock to the Company’s stockholders of record as of March 5, 2020 (the “Initial Liquidating Distribution”), which was paid on March 10, 2020, (ii) an estimated decrease in the net value of the Company’s remaining real estate properties and other net assets held as of June 9, 2020 of $0.21 per share due to the impact of the novel coronavirus disease (“COVID-19”) pandemic on leasing projections, projected rental rates, hold periods and the resulting ultimate estimated impact on sales prices of the real estate properties, (iii) the Company’s authorization of a second liquidating distribution of $0.25 per share of common stock to the Company’s stockholders of record as of August 3, 2020 (the “Second Liquidating Distribution”), which was paid on August 7, 2020, and (iv) the Company’s authorization of the Third Liquidating Distribution of $0.40 per share of common stock. Thus, the December 2020 Estimated Value Per Share reflects the resulting reduction of the stockholders’ remaining investment in the Company.
The Company did not obtain updated appraisals in connection with the determination of the December 2020 Estimated Value Per Share, and the determination was based solely on the factors above.
Determination of the November 13, 2019 Estimated Value Per Share and Estimated Range in Liquidating Distributions
As disclosed in the Company’s Definitive Proxy Statement, filed with the SEC on December 9, 2019 (the “Proxy Statement”), the Company’s range of estimated net proceeds from liquidation of approximately $3.40 and $3.83 was based on the range in estimated value per share of the Company’s common stock of $3.55 to $3.99 approved by the Company’s board of directors on November 13, 2019, and reduced for (i) expected disposition costs and fees related to future dispositions of real estate, and (ii) estimated corporate and other liquidation and dissolution costs not covered from the Company’s cash flow from operations. The Company’s board of directors approved the November 13, 2019 estimated value per share, in part, to assist the Company in calculating the range of estimated net proceeds from liquidation. The November 13, 2019 estimated value per share of $3.79 was based on the estimated value of the Company’s assets less the estimated value of the Company’s liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2019, with the exception of certain adjustments described in Item 8.01 of the Current Report on Form 8-K, filed with the SEC on November 15, 2019 (the “Valuation 8-K”).

The November 13, 2019 estimated value per share was based upon the recommendation and valuation prepared by the Advisor. The Advisor’s valuation of the Company’s seven real estate properties held as of November 13, 2019 was based on (i) appraisals of five of the Company’s real estate properties (the “Appraised Properties”) performed by CBRE, Inc. (“CBRE”), an independent third-party valuation firm, and (ii) the contractual sales price less estimated closing credits of two properties that were under contract to sell subsequent to September 30, 2019. The Advisor performed valuations with respect to the Company’s cash, other assets, mortgage debt and other liabilities. The methodologies and assumptions used to determine the estimated value of the Company’s assets and the estimated value of the Company’s liabilities are described in the Valuation 8-K.
Limitations of the December 2020 Estimated Value Per Share
As mentioned above, the Company is providing the December 2020 Estimated Value Per Share to assist broker-dealers that participated in the Company’s now-terminated initial public offering in meeting their customer account statement reporting obligations. The December 2020 Estimated Value Per Share will first appear on the December 2020 customer account statements that will be mailed in January 2021. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share, and this difference could be significant. The December 2020 Estimated Value Per Share is not audited and does not represent the fair value of the Company’s assets less the fair value of the Company’s liabilities according to GAAP. Moreover, the Company did not obtain updated appraisals in connection with the determination of the December 2020 Estimated Value Per Share, and the determination was based solely on the factors discussed above.
The Company’s expectations about the implementation of the Plan of Liquidation and the amount of any additional liquidating distributions that the Company pays to its stockholders and when the Company will pay them are subject to risks and uncertainties and are based on certain estimates and assumptions, one or more of which may prove to be incorrect. There are many factors that may affect the amount of liquidating distributions the Company will ultimately pay to its stockholders. If the Company underestimates its existing obligations and liabilities or the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution or if unanticipated or contingent liabilities arise, the amount of liquidating distributions ultimately paid to the Company’s stockholders could be less than estimated. Moreover, the liquidation value will fluctuate over time in response to developments related to individual assets in the Company’s portfolio and the management of those assets, in response to the real estate and finance markets, based on the amount of net proceeds received from the disposition of the remaining assets and due to other factors, as described in the Proxy Statement and below under “Forward-Looking Statements.” In particular, the outbreak of COVID-19, together with the resulting measures imposed to help control the spread of the virus, including quarantines, “shelter in place” and “stay at home” orders, travel restrictions, restrictions on businesses and school closures, has had a negative impact on the economy and business activity globally. The COVID-19 pandemic is negatively impacting almost every industry, including the U.S. office real estate industry and the industries of the Company’s tenants, directly or indirectly. Many of the Company’s tenants have suffered reductions in revenue, and during the second and third quarters, the Company granted rent relief to four tenants as a result of the pandemic. Depending upon the duration of the pandemic, the various measures imposed to help control the spread of the virus and the corresponding economic slowdown, these tenants or additional tenants may seek rent deferrals or abatements in future periods or become unable to pay their rent. While the Company has considered the impact from COVID-19 on its December 2020 Estimated Value Per Share, the extent to which the Company’s business may be affected by COVID-19 depends on future developments with respect to the continued spread and treatment of the virus, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures. Any long-term impact of this situation, even after an economic rebound, remains unclear. Given the uncertainty and current business disruptions as a result of the outbreak of COVID-19, the Company’s implementation of the Plan of Liquidation may be materially and adversely impacted and this may have a material effect on the ultimate amount and timing of liquidating distributions received by stockholders. No assurance can be given that any additional liquidating distributions the Company pays to its stockholders will equal or exceed the December 2020 Estimated Value Per Share. Accordingly, with respect to the December 2020 Estimated Value Per Share, the Company can give no assurance:
•of the amount or timing of liquidating distributions the Company will ultimately be able to pay its stockholders;
•that a stockholder would be able to resell his or her shares at the December 2020 Estimated Value Per Share;
•that an independent third-party appraiser or third-party valuation firm would agree with the December 2020 Estimated Value Per Share; or
•that the methodology used to determine the December 2020 Estimated Value Per Share would be acceptable to FINRA or for compliance with ERISA reporting requirements.

Share Redemption Program
The Company’s share redemption program provides only for redemptions sought upon a stockholder’s death, “qualifying disability” or “determination of incompetence” (each as defined in the share redemption program and, together with redemptions sought in connection with a stockholder’s death, “Special Redemptions”). In accordance with the Company’s share redemption program, these Special Redemptions are made at a price per share equal to the Company’s most recent estimated value per share as of the applicable redemption date, provided that if the Company’s board of directors has declared liquidating distributions on such share with a record date prior to the applicable redemption date for such share and the most recent estimated value per share has not been updated to reflect the reduction for such liquidating distributions, then the redemption price per share will be reduced to reflect the amount of such liquidating distributions. Thus, the redemption price per share of the Company’s common stock eligible for redemption on the December 31, 2020 redemption date will equal $2.01. The Company will report future redemption prices in a Current Report on Form 8-K or in its annual or quarterly reports, all publicly filed with the SEC.
Such Special Redemptions are subject to an annual dollar limitation, which is $10.0 million in the aggregate for the calendar year 2020 (subject to review and adjustment during the year by the board of directors), and further subject to the limitations described in the share redemption program. On December 24, 2020, the Company’s board of directors approved the same annual dollar limitation of $10.0 million in the aggregate for the calendar year 2021 (subject to review and adjustment during the year by the board of directors), and further subject to the limitations described in the share redemption program. The share redemption program is filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on December 7, 2018, and is available at the SEC’s website at http://www.sec.gov.

Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.
There are many factors that may affect the amount of liquidating distributions the Company will ultimately pay to its stockholders, including, among other things, the ultimate sale price of each asset, changes in market demand for office properties during the liquidation process, the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution, and unanticipated or contingent liabilities arising hereafter. No assurance can be given as to the amount or timing of liquidating distributions the Company will ultimately pay to its stockholders. If the Company underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of liquidating distributions ultimately paid to the Company’s stockholders could be less than estimated.
The COVID-19 pandemic, together with the resulting measures imposed to help control the spread of the virus, has had a negative impact on the economy and business activity globally. The COVID-19 pandemic is negatively impacting almost every industry, including the U.S. office real estate industry and the industries of the Company’s tenants, directly or indirectly. The extent to which the COVID-19 pandemic impacts the Company’s operations and those of its tenants and the Company’s implementation of the Plan of Liquidation, depends on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Given the uncertainty and current business disruptions as a result of the outbreak of COVID-19, the Company’s implementation of the Plan of Liquidation may be materially and adversely impacted and this may have a material effect on the ultimate amount and timing of liquidating distributions received by stockholders.
Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated value per share and net proceeds from liquidation. The Company’s estimated range in net proceeds from liquidation was based on the range in estimated value per share of the Company’s common stock approved by the Company’s board of directors on November 13, 2019, adjusted for estimated costs and fees the Company would incur during the implementation of the Plan of Liquidation. The appraisal methodology used for the Company’s properties that were appraised as part of the valuation process (the “Appraised Properties”) assumes the Appraised Properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the Appraised Properties, with respect to CBRE, and the valuation estimates used in calculating the November 13, 2019 estimated value per share, with respect to the Company and the Advisor, were the respective party’s best estimates as of September 30, 2019 or November 13, 2019, as applicable, the Company can give no assurance in this regard. For a full description of the methodologies, limitations and assumptions used in the calculation of the estimated range in net proceeds from liquidation, see the Company’s Proxy Statement. Even small changes to these assumptions could result in significant differences in the appraised values of the Appraised Properties, the estimated value per share and the estimated net proceeds from liquidation. The risks presented by the COVID-19 pandemic are not priced into the estimated net proceeds from liquidation disclosed in the Proxy Statement.
The forward-looking statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain and/or improve occupancy levels and rental rates at its real estate properties during the liquidation process; the Company’s ability to sell its real estate properties at the times and at the prices it expects; the Company’s ability to successfully negotiate modifications, extensions or any needed refinancings of its debt obligations; the Company’s ability to successfully implement the Plan of Liquidation and other risks identified in the Company’s Proxy Statement, in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 (the “Quarterly Report”). You should interpret many of the risks identified in this Current Report on Form 8-K, in the Proxy Statement, in the Annual Report and in the Quarterly Report, as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: December 28, 2020	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary